Exhibit 99.2

                      STATEMENT OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


      In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") of New Peoples Bankshares, Inc. (the "Company"), I, Frank Sexton Jr., Chief Financial Officer, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (a) the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Form 10-K fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries as of, and for, the periods presented in the Form 10-K.

                                    By:  /s/ FRANK SEXTON, JR.
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                                         Frank Sexton, Jr.
                                         Chief Financial Officer


                                    Date: March 28, 2003
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